UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 East Boulevard, Suite 1600, Charlotte, NC		28203
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (704) 837-1651

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR" or "SPAR Group") has listed its shares of common stock, par value $0.01 ("Common Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is made to: (a) SGRP's 2025 Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026 (the "2025 Annual Report"), and (b) SGRP's 2026 Proxy Statement, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (together with the 2025 Annual Report, each an "SEC Report").

Item 4.01 – Changes in Registrant’s Certifying Accountant.

Following discussion and analysis, the Audit Committee, the Board and the Corporation’s Management have agreed to change the Corporation’s principal independent registered accountants for 2026.

Dismissal of BDO USA, P.C.

On April 6, 2026, SGRP’s Audit Committee and Board approved the dismissal of BDO USA, P.C. ("BDO") as the Company’s independent registered accounting firm. The Company notified BDO on April 7, 2026.  BDO’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Company’s two most recent fiscal years and the subsequent interim period through April 7, 2026, there were no (i) disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act of 1934, as amended (the "Exchange Act") and the related instruction thereto, between the Company and BDO on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with their reports or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except for the material weaknesses in the Company’s internal control over financial reporting as of December 31, 2024, as previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on July 17, 2025, related to (i) management did not maintain effective controls related to the financial statement close process to ensure the completeness and accuracy of certain amounts and disclosures, specifically related to the preparation and review of balance sheet account reconciliations and presentation of segment disclosures (this material weakness resulted in errors in revenue, expense, accrual accounts, and prepaid accounts at year end); and (ii) management did not design and implement effective controls used in the financial close process over non-recurring transactions, including accounting for the deconsolidation and sale of the international components (this material weakness resulted in errors in the calculation and presentation of the sale of international components and the deconsolidation of one subsidiary). The Audit Committee discussed this matter with BDO, and the Company has authorized BDO to respond fully to any inquiries of Grant Thornton with respect to this matter.  The Company provided BDO with a copy of this current report on Form 8-K (the "Form 8-K") prior to its filing with the U.S. Securities and Exchange Commission (the "SEC") and requested that BDO furnish the Company with a letter addressed to the SEC stating whether BDO agrees with the statements made by the Company in this Form 8-K and, if not, stating the respects, if any, in which BDO does not agree with such statements. A copy of the letter from BDO is filed with this Form 8-K as Exhibit 16.1.

Engagement of Grant Thornton LLP

On April 6, 2026, SGRP’s Audit Committee and Board, approved the engagement of Grant Thornton LLP ("Grant Thornton") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

During the fiscal year ended December 31, 2024 and 2025 and the subsequent interim period prior to engagement, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding: (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. (the "Corporation"' or "SGRP") and its subsidiaries (together with SGRP, "SPAR", "SPAR Group" or the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative or variations of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding risks, uncertainties, cautions, circumstances and other factors ("Risks"). Those Risks include (without limitation): the costs and effects of changing the Company's principal independent registered accounting firm; satisfying Nasdaq's required minimum market value of listed securities or minimum net income from continuing operations in a timely fashion; potential or continued revenue growth, gross margin expansion, and continued favorable shift in service mix from remodeling toward merchandising services; continued and new long-standing relationships with retailers, distributors and makers of consumer goods; successful results from merchandising partnerships and relationships with other companies, borrowing, repaying or guarantying the Company's recent unsecured loans or paying interest thereon; issuing the shares of the Corporation's 'Common Stock; the departure in 2025 of various of the Corporation's executives previously reported and the agreements made with them; potential non-compliance with applicable Nasdaq rules regarding minimum bid prices, the filing of periodic financial reports, director independence, holding annual meetings, or other rules; the impact of selling certain of the Corporation's subsidiaries; or any impact resulting from the Risks on revenues, earnings or cash; the Company's cash flows or financial condition; and plans, intentions, expectations. The Corporation's forward-looking statements also include (without limitation) statements made in "Business", "Risk Factors", "Cybersecurity", "Legal Proceedings", "Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Controls and Procedures", and "Certain Relationships and Related Transactions, and Director Independence" in the Corporation's 2025 Annual Report referenced below.

The information contained in this Current Report is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise.  For additional information and risk factors that could affect the Company, see the Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 2025, as filed on March 31, 2026, by SGRP with the Securities and Exchange Commission (the "SEC"), and SGRP's Proxy Statement for its 2026 Annual Stockholders Meeting, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports and statements as and when filed with the SEC (including the Annual Report, Proxy Statement, Quarterly Reports, and Current Reports, each a "SEC Report").

You should carefully review and consider the Corporation's forward-looking statements (including all Risks and other cautions and uncertainties) and other information made, contained, noted or referenced in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, indebtedness, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation, vendors, or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter from BDO USA, P.C. to the SEC RE: change in certifying accountant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: April 13, 2026
By:	/s/ Steve Hennen
Steve Hennen, Chief Financial Officer, Secretary and Treasurer